Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Phillip Mazzilli, Chief Financial Officer of Equifax Inc. (the “Company”), do hereby certify in connection with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”), (i) that the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) that the information contained in the Report fairly represents, in all material respects, the financial condition and results of operation of the Company.

/s/    PHILLIP MAZZILLI

Phillip Mazzilli
Chief Financial Officer
Dated: August 8, 2002